AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                               (Amendment No. 9)

This Amendment to Business Credit and Security Agreement ("Amendment") is made by and among Deutsche Financial Services Corporation ("DFS"), Elcom Services Group, Inc. ("Elcom Services"), and Elcom, Inc. f/k/a elcom.com, inc. ("Elcom, Inc.") (Elcom Services and Elcom, Inc. are referred to herein collectively as "Borrower).

        WHEREAS, DFS and Borrower are parties to that certain Business Credit and Security Agreement dated March 1, 1997, as amended ("Agreement"); and

        WHEREAS, DFS and Borrower desire to amend the Agreement as provided herein.

        NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Borrower agree as follows:

        1. Total Credit Facility. The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following:

                "In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, an aggregate credit facility (the "Credit Facility") of up to Twenty-Two Million Dollars ($22,000,000) ("Total Credit Limit"); provided, however, that on and after March 15, 2001, the Total Credit Facility shall be reduced to Ten Million Dollars ($10,000,000)."

        2. Floorplan Inventory Loan Facility. The first sentence of Section

        3.2 is hereby deleted in its entirety and replaced with the following:

                "Subject to the terms of this Agreement, DFS may provide to Borrower floorplan financing for the acquisition of Inventory from vendors approved by DFS in DFS' reasonable credit judgment (each advance being a "Floorplan Inventory Loan"), up to an aggregate unpaid principal amount at any time not to exceed Twenty-Two Million Dollars ($22,000,000) (collectively, the "Floorplan Inventory Loan Facility"); provided, however, that at no time will the sum of principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Twenty-Two Million Dollars ($22,000,000.00); and provided, further, that on and after March 15, 2001, the Floorplan Inventory Loan Facility will be reduced to Ten Million Dollars ($10,000,000) and at no time on or after March 15, 2001 will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Ten Million Dollars ($10,000,000.00)."

        3. Total Working Capital Credit Limit.

        3.1 Total Working  Capital  Credit Limit.  The first sentence of Section
        3.3 is hereby deleted in its entirety and replaced with the following:

                "Subject to the terms of this Agreement, DFS agrees, for so long as no Default exists, to provide to Borrower, and Borrower agrees to accept, working capital financing (each advance being a "Working Capital Loan") on Eligible Accounts and Eligible Inventory in the maximum aggregate unpaid principal amount at any time equal to the lesser of (i) the Borrowing Base and (ii) Twenty-Two Million Dollars ($22,000,000) ("Total Working Capital Credit Limit"); provided, however, that at no time will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Twenty-Two Million Dollars ($22,000,000.00); and provided, further, that on and after March 15, 2001, the Floorplan Inventory Loan Facility will be reduced to Ten Million Dollars ($10,000,000) and at no time on or after March 15, 2001 will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Ten Million Dollars ($10,000,000.00)."

        4. The paragraphs that were added to the Agreement pursuant to Section 1 of that certain Amendment to Business Credit and Security Agreement (Amendment No. 8) dated as of November 20, 2000, are hereby deleted in their entirety and replaced with the following:

                "1. Not later than November 27, 2000, Borrower hereby agrees to cause Elcom International, Inc. to cause an institution acceptable to DFS to issue one or more Irrevocable Letter(s) of Credit, in the aggregate amount of Fifteen Million U.S. Dollars ($15,000,000.00), in form, substance and with expiration dates satisfactory to DFS. The Irrevocable Letter(s) of Credit will be in favor of DFS and Deutsche Financial Services (UK) Limited (DFS U.K.). If DFS fails to receive the Irrevocable Letter(s) of Credit on or before November 27, 2000, a Default shall have occurred under the Agreement and under that certain Standard
                Conditions for the Sale and Purchase of Debts dated as of December 3, 1997 between Elcom Group Limited (Elcom Ltd.) and DFS U.K., as amended (the U.K. Agreement).

                2. Borrower hereby agrees to cause the above referenced Irrevocable Letter(s) of Credit to be payable to DFS upon demand. If (i) Borrower fails to pay in full all amounts due to DFS under the Agreement on or before May 7, 2001; or (ii) a Default by Borrower or Elcom Ltd. occurs under the Agreement or the U.K. Agreement, respectively, each of DFS and DFS U.K. may
                (x) exercise any and all of its rights and remedies under the Agreement and the U.K. Agreement

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

                accruing upon the occurrence of a Default including, but not limited to, the right to repossess the Collateral from Borrower and Elcom Ltd.; and (y) exercise any and all of its rights to draw upon any Irrevocable Letter of Credit issued in favor of DFS and/or DFS U.K.

                3. Upon receipt by DFS U.K. of payment in full of all amounts owed by Elcom Ltd. to DFS U.K., DFS will make a partial draw under the Irrevocable Letter(s) of Credit in the amount of Five Million Dollars ($5,000,000), which amount will be paid to Elcom International, Inc.

                4. Upon DFS receipt of the Irrevocable Letter of Credit, Section 10(w) of the Agreement shall be deleted in its entirety."

        5. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not be effective unless and until satisfaction of the following terms and conditions, each as acceptable to DFS, in its sole discretion:

                (a) execution and delivery of this Amendment by all parties hereto;

                (b) a reaffirmation by Elcom International, Inc. of the existing guaranties of the obligations of Borrower to DFS;

                (c) the Irrevocable Letter of Credit referenced in the preceding paragraphs; and

                (d) such other and further documents and agreements as DFS may determine in connection with any of the foregoing.

        6. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Borrower.

        7.  Capitalized   Terms.   Except  as  otherwise  defined  herein,   all
        capitalized terms will have the same meanings set forth in the Agreement.

        IN WITNESS WHEREOF, DFS, Elcom Services and Elcom, Inc. have executed this Amendment as of the 13 day of February, 2001.


                                ELCOM SERVICES GROUP, INC.

ATTEST:

/s/ Paul Mueller                By: /s/ Peter Rendall
  (Assistant) Secretary
                                Print Name: Peter Rendall

                                Title: Chief Financail Officer

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


                                 ELCOM, INC.

ATTEST:

/s/ Paul Mueller                 By:/s/ Peter Rendall
  (Assistant) Secretary
                                 Print Name: Peter Rendall

                                 Title: Chief Financial Officer


                                 DEUTSCHE FINANCIAL SERVICES
                                 CORPORATION



                                 By:/s/ Greg Ledington

                                 Print Name: Greg Ledington

                                 Title: Vice-President Operations

                        Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 9), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of Elcom, Inc.) in all respects.


ELCOM INTERNATIONAL, INC.



By: /s/ Peter Rendall

Print Name: Peter Rendall

Title: Chief Financial Officer

Date: February 13, 2001







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U:\48\BCSA\elcom 9th amend.doc (02-2001)